SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report February 23, 2004

(Date of earliest event reported) February 23, 2004

Centrue Financial Corporation

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-13676	36-3846489
(Commission File Number)	(I.R.S. Employer Identification Number)

310 South Schuyler Avenue, Kankakee, Illinois	60901
(Address of principal executive offices)	(Zip Code)

(815) 937-4440

(Registrant’s telephone number, including area code)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a)	Financial Statements of Business Acquired.

None.

(b)	Pro Forma Financial Information.

None.

(c)	Exhibits.

99.1	Form of notice dated February 23, 2004

Item 11. Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans

On February 23, 2004, Centrue Financial Corporation (the “Centrue Financial”) sent a notice to its directors and executive officers informing them that a blackout period will be in effect beginning on March 22, 2004 until April 22, 2004 (unless otherwise extended). The blackout period is a result of the merger of the assets of the Centrue Employee Stock Ownership Plan and the Centrue Bank 401(k) Savings Plan. The blackout period restricts directors and executive officers from, directly or indirectly, purchasing, acquiring, exercising, selling or otherwise transferring certain equity securities of the Company. The notice was provided to the Centrue Financial’s directors and executive officers in accordance with Section 306 of the Sarbanes-Oxley Act of 2002 and Rule 104 of Regulation BTR.

A copy of the notice is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRUE FINANCIAL CORPORATION

Dated: February 23, 2004	By:	/s/ James M. Lindstrom
James M. Lindstrom
Chief Financial Officer

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